UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report	February 26, 2004
(Date of earliest event reported):

Badger Paper Mills, Inc.
(Exact name of registrant as specified in its charter)

Wisconsin		39-0143840
(State or other	0-00795	(IRS Employer
jurisdiction of incorporation)	(Commission File Number)	Identification No.)

200 West Front Street, P. O. Box 149, Peshtigo, Wisconsin 54157-0149
(Address of principal executive offices, including zip code)

(715) 582-4551
(Registrant’s telephone number)

Item 7.  Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits. The following exhibit is being filed herewith:

(99)	Badger Paper Mills, Inc. Press Release dated February 26, 2004.

Item 12.  Results of Operations and Financial Condition.

        On February 26, 2004, Badger Paper Mills, Inc. issued a press release announcing a fourth quarter loss. A copy of the press release is furnished as Exhibit 99 hereto and is incorporated by reference herein.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BADGER PAPER MILLS, INC.
Date: March 2, 2004
By: /s/ William H. Peters
William H. Peters
Vice President, Chief Financial Officer,
Secretary and Treasurer

BADGER PAPER MILLS, INC.

Exhibit Index to Current Report on Form 8-K
Dated February 26, 2004

Exhibit
Number

(99)	Badger Paper Mills, Inc. Press Release dated February 26, 2004